Exhibit 10.4

         The Indenture Supplement No. 1 is incorporated by reference from the Company's Form 10K filed with the Commission for the period ending December 31, 2000. The four additional Indenture Supplements No. 1 are substantially identical in all material respects to the filed Indenture Supplement No. 1 except as follows:

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Aircraft (Tail No.)     Closing Date          Owner Participant

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N362ML*                 October 19, 2000      Silvermine River Finance One, Inc.

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N363ML                  November 29, 2000     Aircraft Services Corporation

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N364ML                  January 30, 2001      Aircraft Services Corporation

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N365ML                  March 19, 2001        Aircraft Services Corporation

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N366ML                  April 19, 2001        Castle Harbour-I Limited-Liability
                                              Company

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*   Filed document


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